Exhibit 10.10


                    1ST COLONIAL BANCORP, INC.

                         STOCK OPTION PLAN
                    FOR NON-EMPLOYEE DIRECTORS



Article 1.  PURPOSE OF THE PLAN

     1.1 Purpose - The 1st Colonial Bancorp, Inc. Stock Option Plan For Non-Employee Directors (the "Plan") is intended and designed to provide certain directors of 1st Colonial Bancorp, Inc. (the "Corporation") and 1st Colonial National Bank (the "Bank") with an opportunity to acquire Common Stock of the Corporation, thereby giving them a stake in the continued growth and success of the Corporation's business.

     1.2  Stock Options to be Granted - Only Nonqualified Stock
Options may be granted within the limitations of the Plan herein described.

Article 2.  DEFINITIONS

     2.1 "Agreement" - The written instrument evidencing the grant of an Option. A Participant may be issued one or more
Agreements from time to time, reflecting one or more Options.

     2.2  "Bank" - 1st Colonial National Bank.

     2.3  "Board" - The Board of Directors of the Corporation.

     2.4 "Code" - The Internal Revenue Code of 1986, as amended.

     2.5 "Committee" - The Committee which the Board appoints to administer the Plan.

     2.6  "Common Stock" - The common stock of the Corporation
(no par value) as described in the Corporation's Articles of Incorporation, or such other stock as shall be substituted therefor.

     2.7  "Corporation" - 1st Colonial Bancorp, Inc., a
Pennsylvania corporation.

     2.8 "Director" - Any director of the Corporation or the Bank who is not also, at the time of a grant, a common law employee of the Corporation or a Subsidiary.

     2.9 "Discretionary Option" - A Stock Option granted pursuant to Section 5.1(b) hereof.

     2.10 "Exchange Act" - The Securities Exchange Act of 1934, as amended.

     2.11 "Incentive Stock Option" - A Stock Option intended to satisfy the requirements of Code Section 422(b).

     2.12 "Mandatory Option" - A Stock Option granted pursuant to Section 5.1(a) hereof.

     2.13 "Nonqualified Stock Option" - A Stock Option other than an Incentive Stock Option.

     2.14  "Optionee" - A Participant who is awarded a Stock
Option pursuant to the provisions of the Plan.

     2.15 "Participant" - A Director selected by the Committee to receive a grant of an Option under the Plan.

     2.16  "Plan" - The 1st Colonial Bancorp, Inc. Stock Option
Plan for Non-Employee Directors.

     2.17 "Retirement" - The voluntary termination of an individual as a Director upon or following the attainment of age sixty-five.

     2.18 "Stock Option" or "Option" - An award of a right to purchase Common Stock pursuant to the provisions of the Plan.

     2.19 "Subsidiary" - Any corporation that qualifies as a "subsidiary corporation" of the Corporation under Code
Section 424(f).

Article 3.  ADMINISTRATION OF THE PLAN

     3.1 The Committee - The Plan shall be administered by a committee of the Board (the "Committee") composed of two or more members of the Board, all of whom are "outside directors" within the meaning of Code Section 162(m), and all of whom satisfy any other requirement of applicable law. The Board may from time to time remove members from, or add members to, the Committee. Vacancies on the Committee, howsoever caused, shall be filled by the Board.

     3.2  Powers of the Committee -

          (a) The Committee shall be vested with full authority to make such rules and regulations as it deems necessary or desirable to administer the Plan and to interpret the provisions of the Plan, unless otherwise determined by a majority of the members of the Board. Any determination, decision or action of the Committee in connection with the construction, interpretation, administration or application of the Plan shall be final, conclusive and binding upon all Optionees and any person claiming under or through an Optionee, unless otherwise determined by a majority of the members of the Board.

          (b) Subject to the terms, provisions and conditions of the Plan and subject to review and approval by a majority of the members of the Board, the Committee shall have exclusive jurisdiction to:

               (i) determine and select (except, with respect to each member of the Committee, as to herself or himself), the Directors to be granted Discretionary Options (it being understood that more than one Option may be granted to the same person);

               (ii) determine the number of shares subject to each Discretionary Option;

               (iii)  determine the date or dates when
Discretionary Options will be granted;

               (iv)  determine the date or dates when each
Option may be exercised within the term of the Option specified pursuant to Article 7 of the Plan; and

               (v)  prescribe the form, which shall be
consistent with the Plan, of the Agreement evidencing any Options granted under the Plan.

     3.3 Terms - The grant of an Option under the Plan shall be evidenced by an Agreement and may include any terms and conditions, consistent with this Plan, as the Committee may determine.

     3.4 Liability - No member of the Board or the Committee shall be liable for any action or determination made in good faith by the Board or the Committee with respect to this Plan or any Options granted under this Plan.

Article 4.  COMMON STOCK SUBJECT TO THE PLAN

     4.1 Common Stock Authorized - The aggregate number of shares of Common Stock for which Options may be granted under the Plan shall not exceed 50,000. The limitation established by the preceding sentence shall be subject to adjustment as provided in Article 9 of the Plan.

     4.2 Shares Available - The Common Stock to be issued upon exercise of Options granted under the Plan shall be made available, at the discretion of the Board, either from authorized but unissued Common Stock or from Common Stock acquired by the Corporation, including shares purchased in the open market. In the event that any outstanding Option under the Plan for any reason expires or is terminated, the shares of Common Stock allocable to the unexercised portion of such Option may thereafter be regranted subject to Option under the Plan.

Article 5.  STOCK OPTIONS

     5.1  Grant of Options; Exercise Price -

          (a) Each Director shall be granted, on the date of his or her election and on each date of his or her reelection (whether at an annual meeting, an adjournment thereof or otherwise), a Mandatory Option to acquire 750 shares of Common Stock. In the event the Corporation's or the Bank's Board shall at any time be classified, for purposes of this Plan, any continuing Director not on the slate for reelection at an annual meeting of the Corporation's stockholders shall, notwithstanding such fact, be treated as being reelected at such meeting (or any adjournment thereof). Notwithstanding the foregoing, no Director shall be granted more than one Mandatory Option per calendar year.

          (b) Discretionary Options may also be granted to any Director from time to time, in the discretion of a majority of the members of the Committee (excluding the Director receiving the grant), subject to ratification by a majority of the members of the Board (excluding the Director receiving the grant). Such ratification by the Board shall include a determination, which may be based on an opinion of legal counsel, that such grants do not violate the laws governing corporate self-dealing applicable to the Corporation.

          (c) The exercise price of a Nonqualified Stock Option to purchase a share of Common Stock shall be the fair market value of a share on the grant date, as determined in
Section 5.2. The exercise price shall be subject to adjustment as provided in Article 9 of the Plan.

     5.2  Determination of Fair Market Value -

          (a) During such time as Common Stock is not listed on an established stock exchange or exchanges but is listed in the NASDAQ National Market System, the fair market value per share shall be the closing sale price for the Common Stock on the day the Option is granted. If no sale of Common Stock has occurred on that day, the fair market value shall be determined by reference to such price for the next preceding day on which a sale occurred.

          (b) During such time as the Common Stock is not listed on an established stock exchange or in the NASDAQ National Market System, fair market value per share shall be the mean between the closing dealer "bid" and "asked" prices for the Common Stock for the day of the grant, and if no "bid" and "asked" prices are quoted for the day of the grant, the fair market value shall be determined by reference to such prices on the next preceding day on which such prices were quoted.

          (c) If the Common Stock is listed on an established stock exchange, the fair market value shall be deemed to be the closing price of Common Stock on such stock exchange on the day the Option is granted or, if no sale of Common Stock has been made on such stock exchange on that day, the fair market value shall be determined by reference to such price for the next preceding day on which a sale occurred.

          (d) In the event that the Common Stock is not traded on an established stock exchange or in the NASDAQ National Market System, and no closing dealer "bid" and "asked" prices are available on the date of a grant (or within a reasonable period of time preceding the grant date), then fair market value will be the price established by the Committee in good faith.

     5.3 Transferability of Options - Unless otherwise designated by the Committee to the contrary, each Option granted under the Plan shall by its terms be non-transferable by the Optionee (except by will or the laws of descent and distribution), and each Option shall be exercisable during the Optionee's lifetime only by the Optionee, his or her guardian or legal representative or by such other means as the Committee may approve from time to time, provided that, if the Corporation is at the time of such approval subject to the provisions of either
Section 16(b) of the Exchange Act or Rule 16b-3 thereunder, as either may be amended from time to time (or any law, rule, regulation or other provision that may hereafter replace such Section or Rule), such means is not inconsistent with or contrary to such Section or Rule or replacement thereof. An Optionee may also designate a beneficiary to exercise his or her Options after the Optionee's death. The Committee may amend outstanding Options to provide for transfer, without payment of consideration, to immediate family members of the Optionee or to trusts or partnerships for such family members.

     5.4 Limitation on Grants - Grants to any Director under this Plan during any calendar year shall not exceed in the aggregate Options to acquire more than 3,000 shares of Common Stock. Such limitation shall be subject to adjustment in the manner described in Article 9 and by giving effect to any adjustment in other Options granted during the relevant calendar year.

Article 6.  ELIGIBILITY

     6.1 Participation - Options shall be granted only to persons who are Directors.

Article 7.  TERM AND EXERCISE OF OPTIONS

     7.1 Termination - Each Option granted under the Plan shall terminate on the date determined by the Committee and approved by a majority of the members of the Board, and specified in the Agreement; provided, however, that no Option shall terminate later than ten years after the date of grant Each Option granted under the Plan shall become exercisable only after the date on which the Optionee has completed 11 months of continuous service as a Director with the Corporation or the Bank immediately following the date of the grant of the Option. The Committee, at its discretion, may provide further limitations on the exercisability of Options granted under the Plan. An Option may be exercised only during the continuance of the Optionee's service as a Director, except as provided in Article 8.

     7.2  Exercise -

          (a) A person electing to exercise an Option shall give written notice to the Corporation of such election and of the number of shares he or she has elected to purchase, in such form as the Committee shall have prescribed or approved, and shall at the time of exercise tender the full purchase price of the shares he or she has elected to purchase. The purchase price shall be paid in full, in cash, upon the exercise of the Option; provided, however, that in lieu of cash, with the approval of the Committee at or prior to exercise, an Optionee may exercise his or her Option by tendering to the Corporation shares of Common Stock owned by him or her and having a fair market value equal to the cash exercise price applicable to his or her Option (with the fair market value of such stock to be determined in the manner provided in Section 5.2 hereof) or by delivering such combination of cash and such shares as the Committee in its sole discretion may approve.

          (b) A person holding more than one Option at any relevant time may, in accordance with the provisions of the Plan, elect to exercise such Options in any order.

          (c) In addition, at the request of the Participant and to the extent permitted by applicable law, the Corporation may, in its sole discretion, selectively approve arrangements with a brokerage firm under which such brokerage firm, on behalf of the Participant, shall pay to the Corporation the exercise price of the Options being exercised, and the Corporation, pursuant to an irrevocable notice from the Participant, shall promptly deliver the shares being purchased to such firm.

Article 8.  TERMINATION OF STATUS AS DIRECTOR

     8.1 Retirement - In the event of Retirement, an Option shall lapse at the earlier of the expiration of the term of the Option or three months from the date of Retirement.

     8.2 Death or Disability - In the event of termination of an individual's status as a Director due to death or disability (as defined in Code Section 72(m)(7)), the Option shall lapse at the earlier of the expiration of the term of the Option or three months after termination due to any such cause.

     8.3 Other Termination - In the event of termination of an individual's status as a Director for any reason other than is described in Section 8.1 or 8.2, all Options shall lapse as of the date of termination; provided, however, that the Committee may, in its discretion, waive the lapse provisions of
Section 8.3 and permit the exercise of an Option until a date which is the earlier of the expiration of the term of such Option or up to three months from the date of termination.

Article 9.  ADJUSTMENT PROVISIONS

     9.1  Share Adjustments -

          (a) In the event that the shares of Common Stock, as presently constituted, shall be changed into or exchanged for a different number or kind of shares of stock or other securities of the Corporation or of another corporation (whether by reason of merger, consolidation, recapitalization, reclassification, split-up, combination of shares or otherwise) or if the number of such shares of stock shall be increased or decreased through the payment of a stock dividend or split or the implementation of a reverse stock split, then, subject to the provisions of Subsection (c) below, there shall be substituted for or added to (or an appropriate adjustment shall otherwise be made with respect to) each share of Common Stock which was theretofore appropriated, or which thereafter may become subject to an Option under the Plan, the number and kind of shares of stock or other securities into which each outstanding share of the Common Stock shall be so changed or for which each such share shall be exchanged or to which each such share shall be entitled, as the case may be. Outstanding Options shall also be appropriately amended as to price and other terms, as may be necessary to reflect the foregoing events.

          (b) If there shall be any other change in the number or kind of the outstanding shares of the Common Stock, or of any stock or other securities in which such Common Stock shall have been changed, or for which it shall have been exchanged, and if a majority of the members of the Board shall, in its sole discretion, determine that such change equitably requires an adjustment in any Option which was theretofore granted or which may thereafter be granted under the Plan, then such adjustment shall be made in accordance with such determination.

          (c) The grant of an Option pursuant to the Plan shall not affect in any way the right or power of the Corporation to make adjustments, reclassifications, reorganizations or changes of its capital or business structure, to merge, to consolidate, to dissolve, to liquidate or to sell or transfer all or any part of its business or assets.

     9.2 Corporate Changes - A dissolution or liquidation of the Corporation, or a merger or consolidation in which the Corporation is not the surviving entity, shall cause each outstanding Option to terminate, except to the extent that another corporation may and does in the transaction assume and continue the Option, substitute its own options or otherwise pay value therefor.

     9.3 Fractional Shares - Fractional shares resulting from any adjustment in Options pursuant to this Article 9 may be settled as a majority of the members of the Board or the Committee (as the case may be) shall determine.

     9.4 Binding Determination - To the extent that the foregoing adjustments relate to stock or securities of the Corporation, such adjustments shall be made by a majority of the members of the Board, whose determination in that respect shall be final, binding and conclusive. Notice of any adjustment shall be given by the Corporation to each holder of an Option which shall have been adjusted.

Article 10.  GENERAL PROVISIONS

     10.1 Effective Date - The Plan is effective as of the date of its adoption by the Board (March 19, 2003); provided, however, that no Option shall be granted hereunder unless the Plan is approved by the Corporation's shareholders within 12 months of such date.

     10.2 Termination of the Plan - Unless previously terminated by the Board of Directors, the Plan shall terminate on, and no Option shall be granted after, the tenth anniversary of the adoption by the Board of this Plan.

     10.3  Limitation on Termination, Amendment or Modification

          (a) The Board may at any time terminate, amend, modify or suspend the Plan, provided that without the approval of the stockholders of the Corporation no amendment or modification shall be made by the Board which otherwise requires the approval of such stockholders under applicable tax, securities or other law.

          (b) No amendment, modification, suspension or termination of the Plan shall in any manner affect any Option theretofore granted under the Plan without the consent of the Optionee or any person validly claiming under or through the Optionee.

     10.4 No Right To Continued Status As Director - Neither anything contained in the Plan or in any instrument under the Plan nor the grant of any Option hereunder shall confer upon any Optionee any right to continue as a Director (or to be nominated for such position) of the Corporation or the Bank.

     10.5 Withholding Taxes - The Corporation will require that an Optionee, as a condition of the exercise of an Option, or any other person or entity receiving Common Stock upon exercise of an Option, pay or reimburse any taxes which the Corporation may be required to withhold in connection with the exercise of the Option.

     10.6 Listing and Registration of Shares - No Option granted pursuant to the Plan shall be exercisable in whole or in part if at any time a majority of the members of the Board shall determine in its discretion that the listing, registration or qualification of the shares of Common Stock subject to such Option on any securities exchange or under any applicable law, or the consent or approval of any governmental regulatory body, is necessary or desirable as a condition of, or in connection with, the granting of such Option or the issue of shares thereunder, unless such listing, registration, qualification, consent or approval shall have been effected or obtained free of any conditions not acceptable to a majority of the members of the Board.








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